FOR IMMEDIATE RELEASE:

Media Relations:

Investor Relations:

FastLane Communications

Wolfe Axelrod Weinberger Associates, LLC

Chris Faust

Donald C. Weinberger; Adam Lowensteiner

(973) 226-4379

(212) 370-4500; (212) 370-4505

cfaust@fast-lane.net

don@wolfeaxelrod.com

adam@wolfeaxelrod.com

Onstream Media Corporation to Report Third Quarter Fiscal 2013 Financial Results on August 14th

Management to Discuss Results and Fiscal 2013/2014 Outlook

in Conference Call on Thursday, August 15th

POMPANO BEACH, FL – August 12, 2013 - Onstream Media Corporation (OTCQB: ONSM), a leading online service provider of corporate audio and web communications, including webcasting, webinar, conferencing and virtual event technology, today announced that it anticipates releasing financial results for the third quarter of fiscal year 2013, the nine and three month periods ended June 30, 2013, and filing its Form 10-Q with the Securities and Exchange Commission, after the close of trading on Wednesday, August 14, 2013.

Onstream’s leadership team will conduct a conference call at 4:30 p.m. ET on Thursday, August 15, 2013, to discuss those financial results. During this teleconference, Mr. Randy Selman, President and Chief Executive Officer of Onstream and Mr. Robert Tomlinson, the company's Chief Financial Officer, will also update the outlook for the remainder of fiscal 2013 and the beginning of fiscal 2014. The discussion will be followed by an open Q&A session.

Conference Call Details:

Interested parties may listen to the presentation live online at http://www.webcaster4.com/Webcast/Page/1/1912 or by calling 1-888-645-4404 or 1-862-255-5395 (toll). It is recommended to dial in approximately 10 to 15 minutes prior to the scheduled start time. An audio rebroadcast of the conference call will be archived for one year online at http://www.webcaster4.com/Webcast/Page/1/1912.

About Onstream Media:

Onstream Media Corporation (OTCQB: ONSM), is a leading online service provider of corporate audio and web communications, including webcasting, webinar, conferencing and virtual event technology. Onstream Media’s innovative webcasting platform has recently been ranked #1 by TopTenREVIEWS. The company's video streaming, hosting and publishing platform  - Streaming Publisher, provides customers with cost effective tools for encoding, managing, indexing, and publishing content to the Internet or virtually any mobile device. To date, almost half of the Fortune 1000 companies and 78% of the Fortune 100 CEOs and CFOs have used Onstream Media's services. Select Onstream Media customers include Dell, GE Capital, Georgetown University, IRS, KPMG, National Press Club, Nuclear Regulatory Commission, PR Newswire and Shareholder.com (NASDAQ). Onstream Media's strategic relationships include Akamai, BT Conferencing, Telefónica and Trade Show News Network. For more information, visit Onstream Media at http://www.onstreammedia.com or call 954-917-6655.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this document and elsewhere by Onstream Media are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, the business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of the company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward- looking statements include, but are not limited to fluctuations in demand; changes to economic growth in the U.S. economy; government policies and regulations, including, but not limited to those affecting the Internet. Onstream Media undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Actual results, performance or achievements could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in Onstream Media Corporation's filings with the Securities and Exchange Commission.

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